UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12.

EYENOVIA, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!EYENOVIA, INC.JOHN GANDOLFO, CHIEF FINANCIAL OFFICER295 MADISON AVENUE, SUITE 2400NEW YORK, NY 10017EYENOVIA, INC.2021 Annual MeetingVote by June 15, 202111:59 PM ETYou invested in EYENOVIA, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2021.Vote Virtually at the Meeting*June 16, 202110:00 AM EDTVirtually at:www.virtualshareholdermeeting.com/EYEN2021*Please check the meeting materials for any special requirements for meeting attendance.Smartphone usersPoint your camera here and vote without entering a control numberV1For complete information and to vote, visit www.ProxyVote.comControl #D48409-P54430Get informed before you voteView the Notice of Annual Meeting of Stockholders and Proxy Statement, 2020 Annual Report and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.Voting ItemsBoard RecommendsD48410-P5443001) Fredric N. Eshelman02) Tsontcho Ianchulev03) Julia A. Haller04) Curt H. LaBelle05) Kenneth B. Lee, Jr.06) Ernest Mario07) Charles E. Mather IV08) Anthony Y. Sun1. Election of DirectorsNominees:2. Approval of an amendment to the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan to reserve an additional 1,250,000 shares of common stock for issuance thereunder.3. Ratification of the appointment of Marcum LLP as the independent registered public accounting firm of Eyenovia, Inc. for the fiscal year ending December 31, 2021.NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting.ForForFor